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                                                                       Exhibit 1







                             BERKSHIRE HATHAWAY INC.

                                  $440,000,000

             1.00% Senior Exchangeable Notes Due December 2, 2001*

                (Subject to Exchange into Shares of Common Stock,
                   par value $1.00 per share, of Salomon Inc)

                             Underwriting Agreement


                                                              New York, New York
                                                              November 26, 1996

Salomon Brothers Inc
Goldman, Sachs & Co.
Smith Barney Inc.
   as Representatives of the several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048


Ladies and Gentlemen:

                  Berkshire Hathaway Inc., a Delaware corporation ("Berkshire"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, $440,000,000 principal face amount of its 1.00% Senior Exchangeable Notes Due December 2, 2001 (the "Underwritten Securities"), to be issued under an indenture (the "Indenture") dated as of December 1, 1987 between Berkshire and State Street Bank and Trust Company, as successor trustee to the First National Bank of Boston (the "Trustee"), as amended to the date hereof by the First Supplemental Indenture

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*        Plus an option to purchase from Berkshire Hathaway Inc. up to
         $60,000,000 principal face amount of additional 1.00% Senior Exchangeable Notes Due December 2, 2001 to cover over-allotments.
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thereto dated as of December 2, 1996. In addition, the Underwriters will have an option to purchase up to $60,000,000 principal face amount of such securities (the "Option Securities" and, together with the Underwritten Securities, the "Securities"). The Securities may be exchanged by Berkshire under certain circumstances at maturity (including as a result of acceleration or otherwise) or prior to maturity into shares of Common Stock, par value $1.00 per share (the "Salomon Common Stock"), of Salomon Inc, a Delaware corporation ("Salomon") (or, at Berkshire's option under the circumstances described in the Final Berkshire Prospectus, cash with an equal value), at the rate specified in the Final Berkshire Prospectus. The Securities may also, at the option of the holders and subject to certain conditions, be exchanged into Salomon Common Stock at such rate during certain periods.

                  In connection with the foregoing and pursuant to the Purchase Agreement dated September 27, 1987 between Berkshire and Salomon, as amended (the "Purchase Agreement") Salomon has filed with the Commission a registration statement with respect to 7,766,000 shares (the "Underwritten Shares") of Salomon Common Stock, in respect of the Underwritten Securities, plus an additional 1,059,000 shares (the "Option Shares" and, together with the Underwritten Shares, the "Shares") of Salomon Common Stock in respect of the Option Securities, for sale by Berkshire as a selling stockholder (to the extent Berkshire shall so elect to deliver to holders of the Securities, or holders of the Securities shall so elect to receive during specified periods, Salomon Common Stock pursuant to the terms of the Securities), which registration statement is referred to in Section 2 of this Agreement, and Salomon , by action of its Board of Directors, has waived its right of first refusal under Section 10(b)(iii) of the Purchase Agreement with respect to such a sale of the Shares by Berkshire.

                  Certain terms used in this Agreement are defined in paragraph
(c) of Section 1 and paragraph (c) of Section 2.

                  1. Representations and Warranties of Berkshire. Berkshire represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

                  (a) Berkshire meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 33-30570) on Form S-3, including a basic prospectus, for the registration under the Act of the offering and sale of the Securities. Berkshire may have filed one or more amendments thereto, and may have used a Preliminary Final Berkshire Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. Although the Basic Berkshire Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Berkshire Prospectus, the Basic Berkshire Prospectus includes all such information required by the Act and the rules thereunder. Berkshire will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification,

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shall be in all substantive respects in the form furnished to you prior to the
Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Berkshire Prospectus and any Preliminary Final Berkshire Prospectus) as Berkshire has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Berkshire Effective Date, the Berkshire Registration Statement did or will, and when the Final Berkshire Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Final Berkshire Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules thereunder; on the Berkshire Effective Date, the Berkshire Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Berkshire Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules thereunder; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectuses (together with any supplements thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Berkshire makes no representations or warranties as to (i) that part of the Berkshire Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, (ii) the information contained in or omitted from the Berkshire Registration Statement or any Final Prospectuses (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to Berkshire or Salomon by or on behalf of any Underwriter through the Representatives specifically for use in connection with the Berkshire Registration Statement or any Final Prospectuses (or any supplements thereto) or (iii) (A) the information contained in or omitted from the Final Berkshire Prospectus under the headings "Salomon Inc" and "Price Range of Salomon Common Stock and Dividend Policy" (other than the last paragraph thereof) or (B) the information contained in or omitted from the Salomon Prospectus, except that under the heading "Ownership of Company Securities by Berkshire".

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Berkshire Effective Date" shall mean each date that the Berkshire Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Berkshire Prospectus" shall mean the prospectus referred to in paragraph (a) of this Section 1 contained in the Berkshire Registration Statement at the Berkshire Effective Date. "Preliminary Final Berkshire Prospectus" shall mean any preliminary prospectus supplement to the Basic Berkshire Prospectus which describes the Securities and the offering thereof and is used prior to filing the Final Berkshire Prospectus. "Final Berkshire Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time together with the Basic Berkshire Prospectus. The Final Berkshire Prospectus and the Salomon


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Prospectus (as defined in Section 2(c)) are referred to herein collectively as the "Final Prospectuses". "Berkshire Registration Statement" shall mean the registration statement referred to in paragraph (a) of this Section 1, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date shall also mean such registration statement as so amended. "Rule 415," "Rule 424" and "Regulation S-K" refer to such rules or regulation under the Act. Any reference herein to the Berkshire Registration Statement, the Basic Berkshire Prospectus, any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Berkshire Effective Date or the issue date of the Basic Berkshire Prospectus, any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Berkshire Registration Statement, the Basic Berkshire Prospectus, any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Berkshire Effective Date, or the issue date of the Basic Berkshire Prospectus, any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (d) Immediately prior to any delivery of Shares pursuant to the Securities, Berkshire or one of its subsidiaries will be the lawful owner of such Shares and will convey good and marketable title to such Shares upon such delivery, free and clear of all liens, encumbrances, equities and claims whatsoever.

                  (e) Berkshire has no reason to believe that the representations and warranties of Salomon contained in Section 2 hereof are not true and correct, is familiar with the Salomon Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Salomon Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of Salomon or any of its subsidiaries.

                  (f) Berkshire has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Salomon to facilitate the sale or resale of the Securities or the Shares, and has not effected any sales of Salomon Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

                  2. Representations and Warranties of Salomon. Salomon represents and warrants to, and agrees with, each Underwriter and, with respect to Section 2(f) only, Berkshire as set forth below in this Section 2.

                  (a) Salomon meets the requirements for use of Form S-3 under the Act and has filed with the Commission a registration statement (file number 333-11881) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Shares in connection with the offering and sale of the Securities. Salomon may have

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filed one or more amendments thereto, including the related preliminary prospectus, and may have used a preliminary prospectus supplement, each of which has previously been furnished to you. Salomon will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus, (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4), or (iii) a final prospectus in accordance with Rules 415 and 424(b)(2) or (5). In the case of clause (ii), Salomon has included in such registration statement, as amended at the Salomon Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Salomon Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Salomon Prospectus) as Salomon has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Salomon Effective Date, the Salomon Registration Statement did or will, and when the Salomon Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Salomon Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; on the Salomon Effective Date, the Salomon Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Salomon Effective Date the Salomon Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectuses (together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Salomon makes no representation or warranty as to (i) the information contained in or omitted from the Salomon Registration Statement or any Final Prospectuses (or any supplements thereto) in reliance upon and in conformity with information furnished in writing to Salomon or Berkshire by or on behalf of any Underwriter through the Representatives or (ii) (A) the information contained in or omitted from the Salomon Prospectus under the heading "Ownership of Company Securities by Berkshire" in the prospectus supplement and in the first, fourth and fifth paragraphs under the heading "Ownership of Company Securities by Berkshire" in the base prospectus or (B) the information contained in or omitted from the Berkshire Prospectus, except that under the headings "Salomon Inc" and "Price Range of Salomon Common Stock and Dividend Policy" (other than the last paragraph thereto).

                  (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Salomon Effective Date" shall mean each date that the Salomon Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Preliminary Salomon Prospectus" shall mean any preliminary prospectus and

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any preliminary prospectus supplement referred to in paragraph (a) of this
Section 2 and any preliminary prospectus and any preliminary prospectus supplement included in the Salomon Registration Statement at the Salomon Effective Date that omits Rule 430A Information. "Salomon Prospectus" shall mean the prospectus relating to the Shares that is used in connection with the offering and sale of the Securities, that is attached as Appendix A to the Final Berkshire Prospectus and that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Salomon Registration Statement at the Salomon Effective Date. "Salomon Registration Statement" shall mean the registration statement referred to in paragraph (a) of this Section 2 including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Salomon Effective Date as provided by Rule 430A. "Rule 430A" refers to such rule under the Act. "Rule 430A Information" means information with respect to the Securities (or the Shares) and the offering thereof permitted to be omitted from the Berkshire Registration Statement (or the Salomon Registration Statement) when it becomes effective pursuant to Rule 430A. Any reference herein to the Salomon Registration Statement, Preliminary Salomon Prospectus or the Salomon Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Salomon Effective Date or the issue date of a Preliminary Salomon Prospectus or the Salomon Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Salomon Registration Statement, any Preliminary Salomon Prospectus or the Salomon Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Salomon Effective Date, or the issue date of any Preliminary Salomon Prospectus or the Salomon Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (d) Except as disclosed in the Salomon Prospectus, there is no pending or, to the best knowledge of Salomon, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator to which Salomon or any of its subsidiaries is a party or of which any property of Salomon or any of its subsidiaries is the subject that would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business or financial position of Salomon and its subsidiaries taken as a whole.

                  (e) Salomon and its subsidiaries are (i) in compliance with any and all applicable federal, state and local and foreign laws and regulations applicable to any of them, (ii) have accomplished all registrations and received all permits, licenses or other approvals required of them under applicable laws and regulations to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such registration, permit, license or approval, except as described in the Salomon Prospectus or where such noncompliance, failure to accomplish required registrations or receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such registrations, permits, licenses or

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approvals would not, singly or in the aggregate, have a material adverse effect on the business or financial position of Salomon and its subsidiaries taken as a whole.

                  (f) Pursuant to the Purchase Agreement, at any time when Berkshire is an affiliate of Salomon within the meaning of the Act and registration of the Shares deliverable upon exchange of the Securities at the option of the holders of Securities is required under the Act, Salomon shall use its reasonable efforts to cause a registration statement to be effective under the Act during each Exchange Period (as defined in the Final Berkshire Prospectus) in order to permit a prospectus to be usable by Berkshire in connection with any exchange of Securities, pursuant to the terms thereof, at the option of the holders thereof. It is understood and agreed that Salomon may delay the effectiveness of any registration statement or the delivery of any Salomon prospectus if Salomon determines in good faith and for valid business reasons that delivery of a Salomon prospectus would not be in the best interest of Salomon or is prohibited by applicable law. Salomon shall notify Berkshire of any delay pursuant to the immediately preceding sentence and Berkshire shall not use any Salomon prospectus previously furnished to it during the period of such delay.

                  3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Berkshire agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from Berkshire, at a purchase price of 89.417% of the principal face amount thereof, plus amortization of original issue discount, if any, on the Securities from December 2, 1996 to the Closing Date, the principal face amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, Berkshire hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to $60,000,000 principal face amount of the Option Securities at the same purchase price as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Berkshire Prospectus upon written or telegraphic notice by the Representatives to Berkshire setting forth the number of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the Option Securities, and payment therefor, shall be made as provided in Section 4 hereof. The principal amount of Option Securities to be purchased by each Underwriter shall be the same percentage of the total principal face amount of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to round the denominations of the Securities to integral multiples of $1,000.

                  4. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 3(b) hereof shall have been exercised on or before the first business day prior to the Closing Date) shall be made at

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10:00 AM, New York City time, on December 2, 1996, (or such later date not later than five business days after such specified date as the Representatives shall designate) which date and time may be postponed by agreement between the Representatives and Berkshire or as provided in Section 11 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of Berkshire either by certified or official bank check or checks drawn on or by a New York Clearing House bank or by wire transfer to an account designated in writing by Berkshire at least two business days in advance of the Closing Date, and in either case payable in same-day funds. Delivery of the Securities shall be made through the facilities of The Depository Trust Company.

                  Berkshire agrees to have the Securities available for inspection and checking by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                  If the option provided for in Section 3(b) hereof is exercised after the first business day prior to the Closing Date, Berkshire will deliver (at the expense of Berkshire) to the Representatives at Seven World Trade Center, New York, New York, on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of Berkshire either by certified or official bank check or checks drawn on or by a New York Clearing House bank or by wire transfer to an account designated in writing by Berkshire at least two business days in advance of the Closing Date, and in either case payable in same-day funds. If settlement for the Option Securities occurs after the Closing Date, Berkshire and Salomon will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions and certificates confirming as of such date certain of the opinions and certificates, as requested by the Underwriters, delivered on the Closing Date pursuant to Section 7 hereof.

                  5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Berkshire Prospectus.

                  6. Agreements of Berkshire. Berkshire agrees with the several Underwriters that:

                  (a) Berkshire will use its best efforts to cause the Berkshire Registration Statement, if not effective at the Execution Time, and any amendment thereto to become effective. Prior to the termination of the offering of the Securities, Berkshire will not file any amendment of the Berkshire Registration Statement or supplement (including the Final Berkshire Prospectus or any Preliminary Final Berkshire Prospectus) to the Basic Berkshire Prospectus unless Berkshire has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, Berkshire will cause the Final Berkshire Prospectus, properly completed, and

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any supplement thereto to be filed with the Commission, if required, pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Berkshire will promptly advise the Representatives (i) when the Berkshire Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Berkshire Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Berkshire Registration
Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Berkshire Registration Statement or supplement to the Final Berkshire Prospectus or for any additional information,
(v) of the issuance by the Commission of any stop order suspending the effectiveness of the Berkshire Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by Berkshire of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Berkshire will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Berkshire Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Berkshire Registration Statement or supplement the Final Berkshire Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, Berkshire promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, Berkshire will make generally available to its security holders and to the Representatives an earnings statement or statements of Berkshire and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) Berkshire will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Berkshire Registration Statement (including exhibits thereto), and to each other Underwriter a copy of the Berkshire Registration Statement (without exhibits thereto) and so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Final Berkshire Prospectus and the Final Berkshire Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) Berkshire will arrange for the qualification of the Securities and the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities and the Shares; provided, however, that in connection therewith, Berkshire shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any

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jurisdiction. Berkshire will pay the fee of the National Association of
Securities Dealers, Inc. in connection with any review of the offering by it.

                  (f) Until the 90th business day following the Execution Time, Berkshire will not, without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Salomon Common Stock, or any securities convertible into or exchangeable for, shares of Salomon Common Stock; provided, however, that the foregoing shall not restrict the ability of Berkshire or its subsidiaries to take any such actions in connection with the offer and sale of shares of Salomon Common Stock in connection with the offering of the Securities or any exchange or redemption of the Securities in accordance with their terms.

                  7. Agreements of Salomon. Salomon agrees with the several Underwriters that:

                  (a) Salomon will use its best efforts to cause the Salomon Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, Salomon will not file any amendment of the Salomon Registration Statement or supplement to the Salomon Prospectus unless Salomon has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Salomon Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Salomon Prospectus is otherwise required under Rule 424(b), Salomon will cause the Salomon Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Salomon will promptly advise the Representatives (i) when the Salomon Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Salomon Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Shares, any amendment to the Salomon Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Salomon Registration Statement or supplement to the Salomon Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Salomon Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by Salomon of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Salomon will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act in connection with the distribution of the Securities, any event occurs as a result of which the Salomon Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Salomon Registration Statement or supplement the Salomon Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, Salomon promptly will notify the Representatives and prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 7, an amendment or supplement which will correct such statement or omission or effect such compliance.

                  (c) As soon as practicable, Salomon will make generally available to its security holders and to the Representatives an earnings statement or statements of Salomon and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) Salomon will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Salomon Registration Statement (including exhibits thereto), and to each other Underwriter a copy of the Salomon Registration Statement (without exhibits thereto) and so long as delivery of a prospectus by an Underwriter or any dealer may be required by the Act, as many copies of each Preliminary Salomon Prospectus and the Salomon Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) Salomon will arrange for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities and the Shares; provided, however, that in connection therewith, Salomon shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (f) Until the 90th business day following the Execution Time, Salomon will not without the prior written consent of Salomon Brothers Inc, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Salomon Common Stock or any securities convertible into, or exchangeable for, shares of Salomon Common Stock (other than the Shares in connection with the offering by Berkshire of the Securities); provided, however, that the foregoing shall not restrict the ability of Salomon or its subsidiaries to take such actions in connection with the offering by Berkshire of the Securities or any exchange or redemption of the Securities in accordance with their terms; and provided, further, that Salomon may sell or register shares of Salomon Common Stock or grant options to purchase the same, in either case, pursuant to any employee or director stock option plan, stock ownership plan or dividend reinvestment plan of Salomon in effect at the Execution Time.

                  8. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of Berkshire and Salomon contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of Berkshire and Salomon made in any certificates pursuant to the provisions hereof, to the performance by Berkshire and Salomon of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Berkshire Registration Statement or the Salomon Registration Statement has not become effective prior to the Execution Time, unless the Representatives agrees in writing to a later time, such Berkshire or Salomon Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of the Final Berkshire Prospectus or the Salomon Prospectus, or any supplements thereto, is required pursuant to Rule 424(b), such Final Berkshire Prospectus or Salomon Prospectus, and any such supplements, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Berkshire Registration Statement or the Salomon Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) Berkshire shall have furnished to the Representatives the opinion of Munger, Tolles & Olson, counsel for Berkshire, dated the Closing Date, to the effect that:

                  (i) each of Berkshire and National Indemnity Company, Columbia Insurance Company and Government Employees Insurance Company (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Berkshire Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification where it owns or leases material properties or conducts material business, except for any such jurisdiction where the failure to be so qualified would not have a material adverse effect on such Subsidiary; and Berkshire is not required to register as an investment company under the Investment Company Act of 1940;

                  (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Berkshire Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by Berkshire either directly or through wholly owned subsidiaries free and clear of any perfected security interest and such counsel is not aware of any other security interests, claims, liens or encumbrances;

                  (iii) Berkshire's authorized equity capitalization is as set forth in the Final Berkshire Prospectus; the Securities conform to the description thereof contained in the Final Berkshire Prospectus; and authorization has been given to list the Securities on the NYSE, subject to official notice of issuance and evidence of satisfactory distribution, or Berkshire has filed a preliminary listing application and all required supporting documents with respect to the Securities with the NYSE and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                  (iv) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act and constitutes a legal, valid and binding obligation enforceable against Berkshire in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion); and the Securities have been duly authorized, executed and delivered by Berkshire and, when authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of Berkshire entitled to the benefits of the Indenture;

                  (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Berkshire or any of its subsidiaries, of a character required to be disclosed in the Berkshire Registration Statement which is not adequately disclosed in the Final Berkshire Prospectus, and there is no franchise, contract or other document of a character required to be described in the Berkshire Registration Statement or Final Berkshire Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                  (vi) the Berkshire Registration Statement has become effective under the Act; any required filing of the Basic Berkshire Prospectus, any Preliminary Final Berkshire Prospectus and the Final Berkshire Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Berkshire Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Berkshire Registration Statement and the Final Berkshire Prospectus (other than the financial statements and other financial and statistical information contained or incorporated therein and the Salomon Prospectus, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Berkshire Effective Date the Berkshire Registration Statement (other than the financial statements and other financial and statistical information contained or incorporated therein and the Salomon Prospectus, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Berkshire Prospectus (other than the financial statements and other financial and statistical information contained or incorporated therein and the Salomon Prospectus, as to which such counsel need express no opinion) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vii) this Agreement has been duly authorized, executed and delivered by Berkshire;

                  (viii) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act, the Exchange Act and the Trust Indenture Act and such as may be required under the state securities or blue sky laws in connection with the purchase and distribution of the Securities and the Shares by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                  (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of Berkshire or the terms of any indenture or other agreement or instrument known to such counsel and to which Berkshire or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to Berkshire or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Berkshire or any of its subsidiaries; and

                  (x) no holder of securities of Berkshire has rights to the registration of such securities under the Berkshire Registration Statement.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of California and Delaware (and as to Delaware, involving the application of any law other than the Delaware General Corporation Law) or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters, (B) to the extent such opinion relates to the law of the State of New York (which law the Indenture, this Agreement and the Securities state to be the governing law thereof), assume that the laws of the State of California are the same as those of the State of New York and (C) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of Berkshire and public officials. References to the Final Berkshire Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) Salomon shall have furnished to the Representatives the opinion of Cravath, Swaine & Moore, counsel for Salomon, or Arnold S. Olshin, Secretary for Salomon, dated the Closing Date, to the effect, in the aggregate, that:

                  (i) each of Salomon and Salomon Brothers Inc. ("SBI") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Salomon Prospectus;

                  (ii) Salomon's authorized equity capitalization is as set forth in the Salomon Prospectus; the capital stock of Salomon conforms to the description thereof contained in the Salomon Prospectus; the outstanding shares of Salomon Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the shares of Salomon Common Stock (the "Conversion Shares") issuable on conversion of Salomon's 9% Series A Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock") shall upon conversion of the Convertible Preferred Stock in accordance with its terms be duly issued, fully paid and nonassessable; and no holders of securities of Salomon are entitled to preemptive or other rights to subscribe for the Conversion Shares;

                  (iii) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Salomon or any of its subsidiaries, of a character required to be disclosed in the Salomon Registration Statement which is not adequately disclosed in the Salomon Prospectus; and the statements included or incorporated in the Salomon Prospectus describing any legal proceedings relating to Salomon fairly summarize such matters;

                  (iv) the Salomon Registration Statement has become effective under the Act; any required filing of any Salomon Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Salomon Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; the Salomon Registration Statement and the Salomon Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need not express any opinion) appeared on their face to be appropriately responsive in all material respects with the requirements of the Act and the respective rules and regulations thereunder; and such counsel has no reason to believe that at the Salomon Effective Date, the Salomon Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that at the Closing Date, the Salomon Prospectus (other than the financial statements and other financial and statistical information contained therein) includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (v) this Agreement has been duly authorized, executed and delivered by Salomon;

                  (vi) no consent, approval, authorization or order of any court or governmental body or agency is required for the consummation by Salomon of the transactions contemplated herein, except such as have been obtained under the Act (other than in connection with any exchange of the Securities at the option of the holder thereof) and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities by the Underwriters and the distribution of the Shares pursuant to the terms of the Securities and such other approvals (specified in such opinion) as have been obtained;

                  (vii) neither the issue and sale of the Securities nor the delivery of the Shares upon exchange of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of Salomon or the terms of any indenture or other agreement or instrument known to such counsel and to which Salomon or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to Salomon or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Salomon or any of its subsidiaries; and

                  (viii) no holder of securities of Salomon, other than Berkshire, has rights to the registration of such securities under the Salomon Registration Statement.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the States of New York and Delaware or the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of Salomon and public officials. References to the Salomon Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, or letter or letters, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Shares, the Salomon Registration Statement, the Salomon Prospectus (together with any supplement thereto), certain information contained in the Berkshire Registration Statement and the Final Berkshire Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Representatives and Berkshire shall have received from Cravath, Swaine & Moore such letter or letters, dated the Closing Date, with respect to certain information contained in the Berkshire Registration Statement and the Final Berkshire Prospectus (together with any supplement thereto) as the Representatives may reasonably require.

                  (e) Berkshire shall have furnished to the Representatives a certificate of Berkshire, signed by the Chairman or the Vice Chairman of the Board and the principal financial or accounting officer of Berkshire, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Berkshire Registration Statement, the Final Berkshire Prospectus, any supplement to the Final Berkshire Prospectus and this Agreement and that:

                  (i) the representations and warranties of Berkshire in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Berkshire has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Berkshire Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Berkshire's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in, or incorporated by reference in, the Final Berkshire Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of Berkshire and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Berkshire Prospectus (exclusive of any supplement thereto).

                  (f) Salomon shall have furnished to the Representatives and Berkshire a certificate of Salomon, signed by the Senior Vice President and Controller of Salomon, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Salomon Registration Statement, the Salomon Prospectus, any supplements to the Salomon Prospectus and this Agreement and that:

                  (i) the representations and warranties of Salomon in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and Salomon has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Salomon Registration Statement and no proceedings for that purpose have been instituted or, to Salomon's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in, or incorporated by reference in, the Salomon Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of Salomon and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Salomon Prospectus (exclusive of any supplement thereto).

                  (g) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                 (i) in their opinion the audited consolidated financial statements and financial statement schedules included or incorporated in the Berkshire Registration Statement and the Final Berkshire Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available by Berkshire and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit committees of Berkshire and the minutes of the meetings of the stockholders and directors of the Subsidiaries; and inquiries of certain officials of Berkshire who have responsibility for financial and accounting matters of Berkshire and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Berkshire Prospectus, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or
                  incorporated in the Berkshire Registration Statement and the Final Berkshire Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Berkshire Registration Statement and the Final Berkshire Prospectus; or

                           (2) with respect to the period subsequent to the date
                  of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Berkshire Registration Statement and the Final Berkshire Prospectus, there were any increases, at a specified date not more than three business days prior to the date of the letter, in the borrowings under investment agreements and other debt of Berkshire and its subsidiaries or decreases in stockholders' equity of Berkshire, each as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Berkshire Registration Statement and the Final Berkshire Prospectus, except in all instances for changes set forth in such letter, in which case the letter shall be accompanied by an explanation by Berkshire as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Berkshire and is subsidiaries) set forth in the Berkshire Registration Statement and the Final Berkshire Prospectus and in Exhibit 12 to the Berkshire Registration Statement, including the information set forth under the caption "Selected Consolidated Financial Data of Berkshire" in the Final Berkshire Prospectus, the information included or incorporated in Items 1, 6 and 7 of Berkshire's Annual Report on Form 10-K, incorporated in the Berkshire Registration Statement and the Final Berkshire Prospectus, and the information included in the "Management's Discussion and Analysis of Berkshire Financial Condition and Results of Operations" included or incorporated in Berkshire's Quarterly Reports on Form 10-Q, incorporated in the Berkshire Registration Statement Registration Statement and the Final Berkshire Prospectus, agrees with the accounting records of Berkshire and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Berkshire Prospectus in this paragraph
(g) include any supplement thereto at the date of the letter.

                  (h) At the Execution Time, Arthur Andersen LLP shall have furnished to the Representatives and Berkshire a letter or letters (which may refer to letters previously delivered to the Representatives), dated as of the Execution Time, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                  (i) in their opinion the audited financial statements and schedules included or incorporated by reference in the Salomon Registration Statement and the Salomon Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder;

                  (ii) on the basis of a reading of the latest unaudited financial statements made available by Salomon and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information as indicated in their reports incorporated in the Salomon Registration Statement and the Salomon Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of Salomon and SBI; and inquiries of certain officials of Salomon who have responsibility for financial and accounting matters of Salomon and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Salomon Prospectus, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or
                  incorporated in the Salomon Registration Statement and the Salomon Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and with the related published rules and regulations with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Salomon Registration Statement and the Salomon Prospectus; or

                           (2) with respect to the period subsequent to the date
                  of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Salomon Registration Statement and the Salomon Prospectus, there were any changes, at a specified date not more than three business days prior to the date of the letter, in the consolidated long-term debt of Salomon and its subsidiaries or decreases in the stockholders' equity of Salomon and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Salomon Registration Statement and the Salomon Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Salomon Registration Statement and the Salomon Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net revenues or income before taxes or in total or per share amounts of net income of Salomon and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by Salomon as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of Salomon and is subsidiaries) set forth in the Salomon Registration Statement and the Salomon Prospectus, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of Salomon's Annual Report on Form 10-K, incorporated in the Salomon Registration Statement and the Salomon Prospectus, and the information included in the "Management's Discussion and Analysis of Salomon Financial Condition and Results of Operations" included or incorporated in Salomon's Quarterly Reports on Form 10-Q, incorporated in the Salomon Registration Statement and the Salomon Prospectus, agrees with the accounting records of Salomon and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Salomon Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

                  In addition, at the Closing Date, Arthur Andersen LLP shall have furnished to the Representatives and Berkshire a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Representatives, to the effect set forth above.

                  (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in each of the Berkshire Registration Statement and the Salomon Registration Statement (exclusive of any amendment thereof) and each of the Final Berkshire Prospectus and the Salomon Prospectus (exclusive of any supplements thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (g) and (h) of this
Section 8 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of either Berkshire or Salomon and their respective subsidiaries, taken as a whole, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Berkshire Registration Statement and the Salomon Registration Statement (in either case, exclusive of any amendment thereof) and the Final Berkshire Prospectus and the Salomon Prospectus (in either case, exclusive of any supplement thereto).

                  (j) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of Berkshire's or Salomon's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act).

                  (k) Prior to the Closing Date, each of Berkshire and Salomon shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to Berkshire and Salomon in writing or by telephone or telegraph confirmed in writing.

                  9. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because of any termination pursuant to Section 12 hereof or because of any refusal, inability or failure on the part of Berkshire or Salomon to perform any agreement herein or comply with any provision hereof other than by reason of a default by any Underwriter, Berkshire will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities; provided, however, that if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 that is to be satisfied by Salomon is not satisfied or because of any refusal, inability or failure on the part of Salomon to perform any agreement herein or comply with any provision hereof other than by reason of a default by any Underwriter, Salomon shall reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         10. Indemnification and Contribution. (a) Berkshire agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, Salomon, each of Salomon's directors, each of Salomon's officers who signs the Salomon Registration Statement and each person who controls Salomon within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in
(i) the Berkshire Registration Statement as originally filed or in any amendment thereof, or in the Basic Berkshire Prospectus, any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus, or in any amendment thereof or supplement thereto, or (ii) the Salomon Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Salomon Prospectus or the Salomon Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clause (i) or (ii) above a material fact required to be stated in the documents referred to in clause (i) or (ii) above or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Berkshire will not be liable under the indemnity agreement in this paragraph (a) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in (A) the documents referred to in clause (i) or (ii) above in reliance upon and in conformity with written information furnished to Berkshire or Salomon by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, or (B) (1) the Berkshire Registration Statement, any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus (or any amendment or supplement thereto) under the headings "Salomon Inc" and "Price Range of Salomon Common Stock and Dividend Policy" (other than the last paragraph thereof) or (2) the Salomon Registration Statement, any Preliminary Salomon Prospectus or the Salomon Prospectus (or any amendment or supplement thereto), except under the heading "Ownership of Company Securities by Berkshire". This indemnity agreement will be in addition to any liability which Berkshire may otherwise have.

         (b) Salomon agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, Berkshire, each of Berkshire's directors, each of Berkshire's officers who signs the Berkshire Registration Statement, and each person who controls Berkshire within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Salomon Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Salomon

Prospectus or the Salomon Prospectus, or in any amendment thereof or supplement thereto, or (ii) the Berkshire Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus, or in any amendment thereto or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clause (i) or (ii) above a material fact required to be stated in the documents referred to in clause (i) or (ii) above or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Salomon will not be liable under the indemnity agreement in this paragraph (b) to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in (A) the documents referred to in clause (i) or (ii) above in reliance upon and in conformity with written information furnished to Salomon or Berkshire by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or (B) (1) the information contained in or omitted from the Salomon Registration Statement, any Preliminary Salomon Prospectus or the Salomon Prospectus under the heading "Ownership of Company Securities by Berkshire" in the prospectus supplement and in the first, fourth and fifth paragraphs under the heading "Ownership of Company Securities by Berkshire" in the base prospectus or (2) the Berkshire Registration Statement, any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus (or any amendment or supplement thereto), except under the headings "Salomon Inc" and "Price Range of Salomon Common Stock and Dividend Policy" (other than the last paragraph thereof). This indemnity agreement will be in addition to any liability which Salomon may otherwise have.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless Berkshire and Salomon, each of their respective directors, each of their respective officers who signs the Berkshire Registration Statement or the Salomon Registration Statement, respectively, and each person who controls Berkshire or Salomon within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnities in paragraph (a) from Berkshire to each Underwriter or in paragraph (b) from Salomon to each Underwriter, respectively, but only with reference to written information relating to such Underwriter furnished to Berkshire by or on behalf of such Underwriter through the Representatives specifically for inclusion in the Berkshire Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus, or in any amendment thereof or supplement thereto, and to Salomon by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Salomon Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Salomon Prospectus or the Salomon Prospectus, or in any amendment thereof or supplement thereto. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Berkshire and Salomon acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Plan of Distribution" in any Preliminary Final Berkshire Prospectus or the Final Berkshire Prospectus and the statements set forth under the heading "Plan of Distribution" in any Preliminary Salomon Prospectus or the Salomon Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

                  (d) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraphs (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party in accordance with this paragraph (d) within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (e) In the event that the indemnity provided in paragraph (a),
(b) or (c) of this Section 10 is unavailable to or insufficient to hold harmless an indemnified party for any reason, Berkshire, Salomon and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which Berkshire, Salomon and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by Berkshire and Salomon, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities; provided, however, that in no case shall any

Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, Berkshire and Salomon, on the one hand, and the Underwriters, on the other hand, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Berkshire and Salomon, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by Berkshire or Salomon on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by Berkshire, and the total underwriting discounts and commissions, respectively, in each case as set forth on the cover page of the Final Berkshire Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by Berkshire and Salomon, on the one hand, or the Underwriters, on the other hand. Berkshire, Salomon and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls Berkshire or Salomon within the meaning of either the Act or the Exchange Act, each officer of Berkshire or Salomon who shall have signed the Berkshire Registration Statement or the Salomon Registration Statement and each director of Berkshire or Salomon shall have the same rights to contribution as Berkshire or Salomon, subject in each case to the applicable terms and conditions of this paragraph (e).

                  11. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, Berkshire or Salomon. In the event of a default by any Underwriter as set forth in this Section 11, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Berkshire Registration Statement or Salomon Registration Statement and the Final Berkshire Prospectus or Salomon Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to Berkshire, Salomon and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  12. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to Berkshire and Salomon prior to delivery of and payment for the Securities, if prior to such time (i) trading in Berkshire's or Salomon's Common Stock shall have been suspended by the Commission, (ii) trading in the securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Berkshire Prospectus (exclusive of any supplement thereto).

                  13. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of Berkshire and Salomon or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, Berkshire or Salomon or any of the officers, directors or controlling persons referred to in Section 10 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 9 and 10 hereof shall survive the termination or cancellation of this Agreement.

                  14. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them at Seven World Trade Center, New York, New York 10048, attention of the Legal Department; if sent to Berkshire, will be mailed, delivered or telegraphed and confirmed to it at 1440 Kiewit Plaza, Omaha, Nebraska 68131, attention of the Chief Executive Officer; or if sent to Salomon, will be mailed, delivered, telegraphed and confirmed to it at Seven World Trade Center, New York, New York 10048, attention of the Secretary.

                  15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 10 hereof, and no other person will have any right or obligation hereunder.

         16. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among Berkshire, Salomon and the several Underwriters.

                                   Very truly yours,


                                   Berkshire Hathaway Inc.


                                   By: /s/  MARK D. HAMBURG
                                       -------------------------
                                         Name: Mark D. Hamburg
                                         Title: Vice President


                                   Salomon Inc


                                   By: /s/ ROBERT E. DENHAM
                                       -------------------------
                                        Name: Robert E. Denham
                                        Title: Chairman and CEO


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Salomon Brothers Inc
Goldman, Sachs & Co.
Smith Barney Inc.


By:  Salomon Brothers Inc


By: /s/ D. SCOTT MILLER
   ------------------------
     Name: D. Scott Miller
     Title: Director


For themselves and the other several
Underwriters named in Schedule I to
the foregoing Agreement.

                                   SCHEDULE I



Underwriter                                  Principal Face Amount of Underwritten Securities
-----------                                  ------------------------------------------------
                                                              to be Purchased
                                                              ---------------
Salomon Brothers Inc.........................                  $ 146,666,668
Goldman, Sachs & Co..........................                    146,666,666
Smith Barney Inc.............................                    146,666,666
                                                               -------------
                     Total...................                  $[440,000,000]
                                                               ==============